Exhibit 10.3

AGREEMENT

AGREEMENT dated this 26 day of June 2006, by and between EP Floors, Inc. (hereinafter “EPF”), a Delaware Corporation, with offices located at 4 Springfield Street, 5th Floor, P.O. Box 338, Three Rivers, MA 01080, Robert E. Long, President of EPF and Gary B. Wolff, P.C., counsel to EPF, with offices located at 805 Third Avenue, New York, New York.

WHEREAS, EPF has filed a Registration Statement with the United States Securities and Exchange Commission (hereinafter the “SEC”) on Form SB-2 which Registration Statement indicates in Part II, Item 25, offering expenses approximating  sixty four thousand  ($64,000) dollars  of which fifty thousand ($50,000) dollars are indicated as legal fees and expenses; and

WHEREAS, EPF has agreed to pay all such costs as and when necessary and required, or to otherwise accrue such costs on its books and records until it is able to pay the full amount due, either from revenues or loans from its President.

NOW, THEREFORE, it is herewith agreed as follows:  Absent sufficient revenues to pay these amounts within three (3) months of the date of the EPF prospectus, EPF’s President agrees to loan EPF the funds to cover the balance of outstanding professional and related fees relating to EPF’s prospectus if the professionals involved insist on cash payments.  If and when loaned, the loan will be evidenced by a non-interest bearing unsecured corporate note to be treated as a loan until repaid, if and when EPF has the financial resources to do so.

The parties hereto understand that the above constitutes a binding Agreement and that the contents thereof are referred to in the aforesaid Registration Statement, in the subheading entitled “Liquidity” as found in the Management’s Discussion and Analysis or Plan of Operation section.

The above constitutes the entire Agreement between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 26 day of June 2006.

EP FLOORS, INC.

/s/ Robert E. Long

By: ________________________________

Robert E. Long, President

/s/ Robert E. Long

By: _________________________________

Robert E. Long, Individually

GARY B. WOLFF, P.C.

/s/ Gary B. Wolff

By: _________________________________

Gary B. Wolff, President

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